Company history	12 Months Ended
Dec. 31, 2025
Company History
Company history

2.	Company history

The 2020 Merger

On December 10, 2020, Fusion Fuel Green plc completed a business combination with HL Acquisitions Corp. and Fusion Welcome – Fuel S.A. The transaction was accounted for as a reverse recapitalisation, with Fusion Fuel as the accounting acquirer. The Company became listed on the NASDAQ Global Market under the ticker symbol HTOO and raised additional capital through a concurrent private placement.

The Earn-Out

As part of the business combination, certain former shareholders were eligible to receive additional share-based awards contingent on the achievement of specified hydrogen project milestones. These conditions were not met and the arrangement expired in June 2022 with no awards granted.

Group expansion and hydrogen strategy (2021–2024)

Between 2021 and 2024, the Group focused on the development of green hydrogen solutions and expanded its international footprint, including the establishment of a joint venture in Spain and operations in Australia and the United States.

During 2024, the Group began a strategic repositioning, including the disposal of its Spanish joint venture and a shift away from legacy hydrogen development activities.

Financing arrangements

In November 2023, the Company entered into a financing agreement for up to $20 million of senior convertible notes with a Macquarie Group entity. An initial tranche was drawn in May 2024. Following the insolvency of Fusion Fuel Portugal in November 2024, an event of default was triggered under the agreement. The remaining balance was subsequently converted into equity during 2025, extinguishing the liability.

2024 Developments

Insolvency of Fusion Fuel Portugal, S.A.

On November 11, 2024, Fusion Fuel Portugal, S.A. filed for insolvency, resulting in the appointment of an insolvency administrator and loss of control by the Group. As a result, Fusion Fuel Portugal and its subsidiaries (the “Legacy Hydrogen Entities”) were deconsolidated from the Group’s financial statements.

Acquisition of Quality Industrial Corp. (QIND)

On November 26, 2024, the Company acquired a 69.36% interest in Quality Industrial Corp. (“QIND”), a U.S.-based industrial holding company. QIND holds a controlling interest in Al Shola Gas, a leading LPG distribution and engineering business in the United Arab Emirates.

The acquisition marked a significant strategic shift for the Group towards energy infrastructure and LPG distribution activities.

2025 Developments

Following the acquisition of QIND in late 2024, the Group’s operations for the year ended 31 December 2025 were primarily driven by its LPG distribution and energy infrastructure activities through QIND and its subsidiary Al Shola Gas. These operations provided recurring revenue streams and formed the core of the Group’s business during the year.

During 2025, the Group continued the integration and development of its broader energy platform. In addition to its LPG operations, the Group progressed its engineering and advisory activities through Bright Hydrogen Solutions, focusing on energy infrastructure and clean energy project support. The Group also advanced its investment in BioSteam, which is focused on energy and industrial infrastructure development.

The Group further streamlined its capital structure and legacy positions during the year, including the conversion and settlement of outstanding convertible notes under the Macquarie facility and the expiry of legacy public warrants.

Overall, 2025 reflects the first full year of the Group’s repositioned business model, centred on energy infrastructure, LPG distribution and selected clean energy initiatives.